Note 3 - Earnings Per Share (Tables)	12 Months Ended
Mar. 31, 2024
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	Fiscal Year:
	2024	2023	2022
Basic
Net earnings	$63,318	$9,231	$46,200
Deduct preferred stock dividends paid	23	23	23
Undistributed net earnings	63,295	9,208	46,177
Earnings attributable to participating preferred shareholders	72	30	178
Earnings attributable to common shareholders	$63,223	$9,178	$45,999
Weighted average common shares outstanding	7,318	7,796	8,707
Basic earnings per common share	$8.64	$1.19	$5.28

Diluted
Earnings attributable to common shareholders	$63,223	$9,178	$45,999
Add dividends on convertible preferred stock	20	20	20
Earnings attributable to common stock on a diluted basis	$63,243	$9,198	$46,019
Weighted average common shares outstanding-basic	7,318	7,796	8,707
Additional shares to be issued under full conversion of preferred stock	67	67	67
Total shares for diluted	7,385	7,863	8,774
Diluted earnings per common share	$8.56	$1.16	$5.24